Exhibit 10.4

ZETA GLOBAL HOLDINGS CORP.

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into effective as of Date of Purchase, by and between Zeta Global Holdings Corp., a Delaware corporation (the “Company”) and Purchaser (“Purchaser”).

RECITALS:

A. Purchaser is an employee of the Company and the Company considers it desirable to give purchaser an added incentive to advance the Company’s interests.

B. The Company has determined to grant Purchaser the right to purchase certain stock of the Company pursuant to the terms and conditions of this Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the covenants hereinafter set forth herein and other good and valuable consideration, the parties agree as follows:

1. Sale of Stock. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, by execution of the Loan Agreement between Purchaser and Company attached hereto as Exhibit E and incorporated into and made part of this Agreement by reference, that number of shares of the Company’s Common Stock set forth on the signature page hereto (the “Shares”) at a purchase price of $0.01 per Share for a total purchase price as set forth on the signature page hereto. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Closing. The closing of the purchase and sale of the Shares under this Agreement (the “Closing”) shall be held at the principal office of the Company on the date first set forth above, at 10:00 a.m. or on such other date as the Company and Purchaser shall agree (the “Closing Date”). At the Closing, the Company will deliver to Purchaser a certificate representing the Shares to be purchased (which shall be issued in Purchaser’s name) against payment of the purchase price therefor by Purchaser by check made payable to the Company.

3. Limitations on Transfer; Employment Termination Provisions. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares, except in compliance with the provisions below.

(a) Vesting Schedule.

(i) 100 of the Shares shall initially constitute Unvested Shares (as defined below). The Shares shall become “Vested Shares” as follows: (a) 25% of the Shares shall become Vested Shares upon a Change in Control; and (b) the balance of the Shares shall become Vested Shares in equal quarterly installments over the remainder of a five (5) year term from the date of grant. For example, if the grant covers ten thousand (10,000) shares and there is a Change in Control 2 years after the date of grant, 2,500 shares become Vested Shares upon the Change in Control and the remaining 7,500 Shares become Vested Shares in 12 equal quarterly installments of six hundred twenty five (625) shares per quarter. The term “Unvested Shares” means that number of Shares equal to the number of Shares initially purchased by Purchaser pursuant to this Agreement minus Purchaser’s Vested Shares as determined pursuant to this subsection.

(ii) The term “Change in Control” shall mean the closing of (A) any acquisition of the Company by means of a merger, consolidation or other form of corporate reorganization with or into another corporation as a result of which transaction, the stockholders of the Company own, directly or indirectly, 50 or less of the voting power of the surviving entity (other than a mere corporate reorganization or reincorporation transaction) or (B) the sale or transfer (other than a pledge or grant of a security interest to a bona fide lender) of all or substantially all of the assets (defined as more than 85%) of the Company. The term “Cause” shall mean (A) gross negligence or willful misconduct in the performance of Purchaser’s duties to the Company, (B) breach of fiduciary duty unjustified absence from the Company, (C) commission of any act of fraud with respect to the Company or (E) arrest for a felony or other crime involving moral turpitude causing material harm to the standing and reputation of the Company as determined in good faith by the Board of Directors of the Company.

(b) Termination of Employment.

(i) Company’s Right to Purchase Upon Voluntary Termination by Purchaser or Involuntary Termination for Cause. In the event of Purchaser’s voluntary termination of employment with the Company or the Company’s termination of Purchaser’s employment for Cause, upon the date of such termination (the “Termination Date”), (A) Purchaser shall immediately forfeit the right to further vesting of any then Unvested Shares, and (B) the Company shall have an irrevocable, exclusive option for a period of 90 days from such Termination Date to repurchase all or any portion of the Vested Shares (if any) held by the Purchaser at a purchase price of $0.01 per Share (as adjusted for any stock splits, stock dividends and the like) (the “Termination Share Repurchase Option”). The Company shall not be required to repurchase Unvested Shares as the same shall automatically and without further action by the Company be forfeited by Purchaser.

(ii) Company’s Right to Purchase Upon Involuntary Termination Without Cause. In the event of the Company’s involuntary termination of Purchaser’s employment without Cause, including, without limitation, upon Purchaser’s death or Disability (as defined below), upon the Termination Date, the Company shall have an irrevocable, exclusive option for a period of 90 days from such date to repurchase all or any portion of the Vested Shares held by the Purchaser at the greater of the purchase price paid by the Purchaser pursuant to this Agreement (as adjusted for any stock splits, stock dividends and the like) or the fair market value of the Vested Shares on the Termination Date, as calculated in accordance with subsection (b)(iii) below (the “Involuntary Termination Share Repurchase Option” and together with the Termination Share Repurchase Option and the Extended Termination Share Repurchase Option, the “Share Repurchase Option”). The Company shall not be required to repurchase Unvested Shares as the same shall automatically and without further action by the Company be forfeited by Purchaser. The term “Disability” shall mean a circumstance which Purchaser has been unable by reason of his incapacity due to mental or physical illness to perform his obligations to the Company for a period of not less than three (3) consecutive months, as determined by a licensed physician selected by the Board of Directors of the Company. By execution of this Agreement, Purchaser hereby agrees to submit to any reasonable examination required by the licensed physician selected by the Board of Directors of the Company for purposes of determining whether a Disability exists.

(iii) Price of Vested Shares. With respect to any Vested Shares to be repurchased upon the Company’s exercise of its Share Repurchase Option, the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify the transferee of the price so determined within thirty (30) days after delivery of the Repurchase Notice (as defined below). However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the value shall be determined by an independent appraiser to be promptly and mutually agreed upon by the parties. If the parties are unable to promptly agree upon an independent appraiser, each party shall promptly designate an independent appraiser, and such appraisers shall together promptly and mutually designate a third independent appraiser who will determine the value. Each party shall bear the fees and costs of any intermediary appraiser it designates and shall bear one half of the fees and costs of the appraiser who actually determines the value.

(iv) Exercise of the Share Repurchase Option. The Share Repurchase Option shall be exercised by the Company by written notice to Purchaser (or Purchaser’s executor or legal representative in the case of death or Disability) (the “Repurchase Notice”) and, such repurchase shall take place at a closing on a date mutually agreed upon by the Company and the Purchaser, but in no event later than thirty (30) days after the purchase price for the Shares is conclusively determined. At any such closing, (A) Purchaser shall deliver the certificate(s) evidencing all Vested Shares, and (B) the Company shall deliver to Purchaser (or Purchaser’s executor or legal representative in the case of death or Disability), at the Company’s option, (I) a check in the amount of the purchase price for the Shares being purchased (the “Share Repurchase Price”), or (II) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the Share Repurchase Price for the Shares being repurchased, or (III) by a combination of (I) and (II) so that the combined payment and cancellation of indebtedness equals such Share Repurchase Price. Upon delivery of such certificates evidencing the Vested Shares and payment of the Share Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

(c) Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(c) (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall in the Notice offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3(c) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined pursuant to good faith negotiations between the Holder and the Company. However, if the parties are unable to agree on the value of the non-cash consideration within thirty (30) days after receipt of the Notice, the value shall be determined by an independent appraiser to be promptly and mutually agreed upon by the parties. If the parties are unable to promptly agree upon an independent appraiser, each party shall promptly designate an independent appraiser, and such appraisers shall together promptly and mutually designate a third independent appraiser who will determine the value. Each party shall bear the fees and costs of any intermediary appraiser it designates and shall bear one half of the fees and costs of the appraiser who actually determines the value.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(d) Involuntary Transfer.

(i) Company’s Right to Purchase Upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement (as adjusted for any stock splits, stock dividends and the like) or the fair market value of the Shares on the date of transfer, as calculated in accordance with subsection (d)(ii) below; provided, however, that the purchase price shall be $0.01 per Share (as adjusted for any stock splits, stock dividends and the like) to the extent the shares being repurchased constitute Unvested Shares. Upon such a transfer, the person acquiring the Shares and/or the executor of Purchaser’s estate shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

(ii) Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 3(d)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify the transferee of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the transferee does not agree with the valuation as determined by the Board of Directors of the Company, the value shall be determined by an independent appraiser to be promptly and mutually agreed upon by the parties. If the parties are unable to promptly agree upon an independent appraiser, each party shall promptly designate an independent appraiser, and such appraisers shall together promptly and mutually designate a third independent appraiser who will determine the value. Each party shall bear the fees and costs of any intermediary appraiser it designates and shall bear one half of the fees and costs of the appraiser who actually determines the value.

(e) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Shares subject to the assignment.

(f) Restriction on Transfer. Except for transfers to the Company permitted pursuant to this Agreement, Purchaser shall not transfer, assign, encumber or otherwise dispose of any Unvested Shares.

(g) Restrictions Binding on Transferees. All transferees of Vested Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Share Repurchase Option granted the Company by Section 3(b) above, the Right of First Refusal granted the Company by Section 3(c) above, the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(d) above, and the drag-along rights granted the Company by Section 4 below.! Any sale or transfer of the Company’s Shares shall be void unless the provisions of this Agreement are met.

(h) Termination of Rights. The Share Repurchase Option granted the Company by Section 3(b) above, the Right of First Refusal granted the Company by Section 3(c) above, the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(d) above and the drag-along rights granted the Company by Section 4 below shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”).

4. Drag-along Rights.

(a) Purchaser agrees to consent to any sale, transfer, reorganization, exchange, merger, combination or other form of transaction approved by the Board of Directors of the Company and to execute such agreements, powers of attorney, voting proxies or other documents and instruments as may be necessary or desirable to consummate such sale, transfer, reorganization, exchange, merger, combination or other form of transaction. Purchaser further agrees to timely take such other actions as the Board of Directors of the Company may reasonably request in connection with the approval of the consummation of such sale, transfer, reorganization, exchange, merger, combination or other form of transaction, including, without limitation, voting as a stockholder to approve any such sale, transfer, reorganization, exchange, merger, combination or other form of transaction. At the request of the Board of Directors of the Company, Purchaser shall sell all of the Shares on the same terms and conditions as apply to the sale of the other shares of the Company.

(b) The obligations of Purchaser pursuant to this Section 4 shall be binding on any transferee of any of the Shares and Purchaser shall obtain and deliver to the Company a written commitment to be bound by such provisions from such transferee prior to any transfer.

5. Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of a copy of the certificate(s) for the Unvested Shares, to deliver an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee. Purchaser hereby acknowledges and agrees that the Company shall hold the original certificate(s) for the Shares subject to the vesting schedule in Section 3(a)(i) and such Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

6. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Purchaser is purchasing these securities for investment for his own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act, and Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or any third person, with respect to any of the securities acquired hereby.

(b) Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d) Purchaser (i) is an executive officer of the Company, (ii) an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, (iii) has such knowledge and experience in financial and business matters so as to be capable of evaluating merits and risks of an investment in the Shares and protecting the Purchaser’s own Shares in this transaction, or (iv) has already, or does not desire to, utilize the services of any other person (including an investment professional, certified financial planner or accountant) in connection with evaluation such merits and risks. If Purchaser qualifies under section (iii) of the foregoing sentence, Purchaser represents and warrants that Purchaser is a sophisticated investor possessing an expertise in analyzing the risks and potential benefits associated with acquiring investments that are similar to the acquisition of the Shares and Purchaser is acquiring the Shares based upon his or her own investigation, analysis and expertise. Purchaser understands that at the time he wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 (each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions). In such event, Purchaser would be precluded from selling the securities under Rule 144 even if the applicable holding period (as set forth in such Rules) had been satisfied.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, then compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that he has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS.”

(ii) “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(b) Stop-transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. No Employment Rights. Nothing in this Agreement shall be deemed an offer of employment or affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s employment, for any reason, with or without cause.

9. Section 83(b) Election. Purchaser understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to repurchase the Shares pursuant to the Termination Share Repurchase Option set forth in Section 3(b)(i) and in the event of an involuntary transfer as set forth in Section 3(d)(i). Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the repurchase right lapses pursuant to Sections 3(b)(i) and 3(d)(i), by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death.

Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”), attached hereto as Exhibit B. Purchaser further agrees that Purchaser will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C, if Purchaser has indicated in the Acknowledgment his decision to make such an election.

10. Market Standoff Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those that may be included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time from the effective date of such registration as may be reasonably requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

11. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior and contemporaneous discussions and agreements (written and oral) between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or seventy-two (72) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at the Company’s principal office or Purchaser’s address as set forth below or as subsequently modified by written notice.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

(h) Testamentary Provisions. Purchaser agrees to insert in his will a direction and authorization to the executor to fulfill and comply with the provisions hereof, and sell his Shares in accordance herewith.

(i) Spousal Interests in Shares. To the extent that any Shares of Purchaser constitute the community property of Purchaser and his spouse, Purchaser shall obtain the spousal acknowledgement of and consent to the existence and binding effect of this Agreement, by executing a spousal consent in the form attached hereto. If Purchaser marries or remarries subsequent to the date of this Agreement, Purchaser shall obtain the required spousal consent within a reasonable time, not to exceed thirty (30) days, following marriage.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.

Company:	ZETA GLOBAL HOLDINGS CORP., a Delaware corporation

By:
Name: Steven Vine
Title: Secretary

Purchaser:

Name:

Address: [ 🌑 ]

Number of Shares: #Shares

Purchase Price: $00.00 ($ 0.01/share)

Exhibit 10.4

Spousal Consent

I, ___________ spouse of Purchaser have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

spouse of Purchaser

Exhibit 10.4

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned (“Purchaser”) and Zeta Global Holdings Corp., a Delaware corporation, entered into effective as of Date of Purchase (the “Agreement”), Purchaser hereby sells, assigns and transfers unto _______________ shares of the Common Stock of Zeta Global Holdings Corp., standing in Purchaser’s name on the books of said corporation represented by Certificate No. SER A COM-___ herewith and does hereby irrevocably constitute and appoint _________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. This Assignment may only be used as authorized by the Agreement and the Exhibits attached thereto.

Date: _______________, 2016.

Purchaser Signature

Signature of Purchaser’s Spouse (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

EXHIBIT B

ACKNOWLEDGMENT AND STATEMENT OF DECISION

REGARDING SECTION 83(B) ELECTION

The undersigned (which term includes the undersigned’s spouse), a purchaser of #shares shares (the “Shares”) of Common Stock of Zeta Global Holdings Corp., a Delaware corporation (the “Company”), pursuant to a Restricted Stock Purchase Agreement entered into effective as of Date of Purchase (the “Agreement”) hereby states as follows:

1.	The undersigned has carefully reviewed the Agreement.

2.	The undersigned either (check and complete as applicable):

☐

has consulted, and has been fully advised by, the undersigned’s own tax advisor, _________________________, whose business address is ____________________, regarding the federal, state and local tax consequences of purchasing shares pursuant to the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or

☐	has knowingly chosen not to consult such a tax advisor.

3.	The undersigned hereby states that the undersigned has decided (check as applicable):

☐

to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Restricted Stock Purchase Agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or

☐	not to make an election pursuant to Section 83(b) of the Code.

4.

Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares pursuant to the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date: _______________.

Purchaser’s Signature

Exhibit 10.4

EXHIBIT C

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

TAXPAYER IDENTIFICATION NO.:

TAXPAYER IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows:

[ 🌑 ] shares of the Common Stock (the “Shares”), with par value of $0.01 per share, of Zeta Global Holdings Corp., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is: _______________.

4.	The property is subject to the following restrictions:

No transferability and repurchase option at the purchase price of $0.01 per Share in favor of the Company, which repurchase right lapses on the earlier of (a) the fifth anniversary of the date hereof, or (b) upon a Change in Control pursuant to the Restricted Stock Purchase Agreement dated [Date of Purchase] by and between the undersigned taxpayer and the Company.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: [ 🌑 ]

6.	The amount (if any) paid for such property: $__________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Date:
Purchaser Signature

Exhibit 10.4

EXHIBIT D

STOCKHOLDERS’ AGREEMENT JOINDER

By execution of this Joinder, the undersigned agrees to become a party to that certain Stockholders’ Agreement dated as of April 20, 2012, among Zeta Global Holdings Corp. (assignee of XL Marketing Corp.) and the Stockholders which are parties thereto (as the same may be amended, restated or otherwise modified from time-to-time). The undersigned shall have all the rights, and shall observe all the obligations, applicable to a Stockholder and Existing Common Stockholder thereunder.

Date:

By:
Name:

Address for notices:

With copies to:

Exhibit 10.4

EXHIBIT E

LOAN AGREEMENT

This Loan Agreement is entered into as of the date set forth on the signature page hereto by and between the undersigned (“Borrower”) and Zeta Global Holdings Corp., a Delaware corporation with its principle place of business at 185 Madison Ave., 5th Floor, New York, NY 10016 (“Lender”).

WHEREAS, Subject to the terms and conditions of this Loan Agreement, Lender hereby agrees to extend a loan (the “Loan”) in the amount set forth on the signature page hereto (the “Loan Amount”) to the Borrower for the purpose of financing the Borrower’s purchase of Series A Common Restricted Stock of Lender in the amount set forth on the signature page hereto (the “Restricted Shares”), and Borrower desires to accept such Loan from the Lender for the purchase of the Restricted Shares.

NOW THEREFORE, In consideration of Lender’s Loan to Borrower, and Borrower repaying the Loan to the Lender, the parties agree as follows:

1.

Payment of Loan. The Loan Amount shall be paid on behalf of Borrower directly to the Lender on the date the Borrower purchases, by execution of the Restricted Stock Purchase Agreement to which this Agreement is made a part of (“RSU Agreement”), the Restricted Shares set forth therein.

2.	Interest. No interest shall accrue on the Loan Amount.

3.

Re-Payment of Loan. The Loan Amount shall be re-payed by Borrower on the date the Lender makes a distribution or redemption in respect of the Restricted Shares (“Due Date”) to the extent such distribution or redemption is equal to or greater than the Loan Amount. In the event the distribution or redemption is less than the Loan Amount, the remaining Loan Amount shall be due upon any subsequent distribution or redemption as set forth in the section 4 below.

4.

Setoff. The amount owed to borrower for any distribution or redemption made by Lender shall be offset by the Loan Amount. In the event the Loan Amount is greater than any amount owed to Borrower for a distribution or redemption, the outstanding Loan Amount shall be reduced by the distribution or redemption amount owed to Borrower, and the remainder of the Loan Amount shall be due upon any subsequent distribution or redemption.

5.

Effect of Termination of Employment. In the event Borrower’s employment with Lender is terminated, whether voluntarily or involuntarily for whatever reason, prior to the Due Date, the Borrower’s Restricted Shares shall automatically, and without further action by either party, be forfeited by the Borrower and Borrower’s obligation to re-pay the Loan Amount shall automatically, and without further action by either party, be forever discharged.

6.

Binding Effect. This Agreement shall pass to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the Borrower to the extent the RSU Agreement remains in effect.

7.	Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

8.

Entire Agreement. This agreement constituted the entire agreement between the parties relating to the subject matter herein and merges all prior and contemporaneous discussions and agreements (written and oral) between them. No Modifications or amendments to this agreement shall be effective unless in writing signed by the parties hereto.

ACKNOWLEDGED AND AGREED TO BY:

Loan Amount: $_______________

[Purchaser]	Zeta Global Holdings Corp.

by:
Name: Steven Vine
Date:	Title: Secretary

Exhibit 10.4

RECEIPT

ZETA GLOBAL Holdings Corp., a Delaware corporation (the “Company”), hereby acknowledges receipt of executed Loan Agreement as consideration for Certificate No. SER A COM-_____ for [#Shares] shares of Common Stock of the Company.

Date: __________, 2016	ZETA GLOBAL HOLDINGS CORP., a Delaware corporation

By:
Name: Steven Vine
Title: Secretary

Exhibit 10.4

RECEIPT AND CONSENT

The undersigned hereby acknowledges receipt of a photocopy of Certificate No. SER A COM-___ for _______________ shares of Common Stock of ZETA GLOBAL Holdings Corp., a Delaware corporation (the “Company”).

The undersigned further acknowledges that the Secretary of the Company, or his designee, is acting as escrow holder pursuant to the Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name.

Date:
Purchaser Signature

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